UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

January 31, 2025

Date of Report (Date of earliest event reported)

Healthpeak Properties, Inc.

(Exact name of registrant as specified in its charter)

Maryland	001-08895	33-0091377
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

4600 South Syracuse Street, Suite 500

Denver, CO 80237

(Address of principal executive offices) (Zip Code)

(720) 428-5050

(Registrant’s telephone number, including area code)

N/A

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock, $1.00 par value	DOC	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officer Retirement

On February 3, 2025, Healthpeak Properties, Inc., a Maryland corporation (the “Company”), announced that Thomas Klaritch, currently the Company’s Chief Operating Officer, will retire from the Company. He will step down as Chief Operating Officer and leader of the outpatient medical segment effective March 1, 2025, terminate employment with the Company on September 30, 2025, and is expected to provide consulting services through the end of 2025.

Mr. Klaritch will be entitled to receive the benefits due in connection with a retirement from the Company pursuant to the Company’s retirement policy, which is described in the Company’s definitive proxy statement on Schedule 14A, filed with the Securities and Exchange Commission on March 13, 2024. Mr. Klaritch will also be entitled to receive the following additional retirement benefits: prorated 2025 annual bonus (based on the average of the prior three years’ bonuses) through the retirement date of September 30, 2025; prorated 2025 equity awards based on service through September 30, 2025; and cash payments in lieu of continued healthcare coverage from October 1, 2025 through December 31, 2025. In addition, Mr. Klaritch has agreed to perform consulting and advisory services from October 1, 2025 through December 31, 2025, as the Company may require in connection with transitioning of his responsibilities, in exchange for a consulting fee of $50,000 per month. All retirement benefits are conditioned on Mr. Klaritch executing a Retirement and Release Agreement (the “Retirement Agreement”), which contains a general release of claims in favor of the Company as well as continued compliance with applicable post-termination restrictive covenants.

The description of the retirement benefits contained in this Current Report on Form 8-K does not purport to be complete and is qualified in its entirety by reference to the form of Retirement Agreement filed herewith as Exhibit 10.1, which is incorporated in this Item 5.02 by reference.

Item 9.01	Financial Statements and Exhibits.

(d)	Exhibits.

Exhibit No	Description
10.1	Form of Retirement and Release Agreement

104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: February 3, 2025	Healthpeak Properties, Inc.

	By:	/s/ Peter A. Scott
Peter A. Scott
Chief Financial Officer